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                                                              LEASE AGREEMENT
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                                                              Date  11/8/96
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Lessee:                                         Billing Address (if different):
   Name             IWL Communications, Inc.       Name
   Address          4311 FM Rd 2351                Address
   (Include County  Friendswood, TX 77546          (Include County
   & Zip Code)                                     & Zip Code)
   Attn:            Igatus Leonards                Attn:
   Phone #:         (713) 482-0289                 Phone #:
   Fax #:           (713) 929-1090                 Fax #:

               TERMS AND CONDITIONS - ADDITIONAL TERMS ON BACK

1. LEASE. CLG, Inc. ("Lessor") hereby agrees to lease to Lessee, and Lessee agrees to lease from Lessor the Equipment and all other items described on any attached Supplement(s) or Certificate(s) of Delivery and Acceptance document (the "Equipment"), under the terms and conditions set forth in this Lease Agreement. Lessor shall designate a unique Transaction Number ("TA #") for each Supplement and its attached Certificate(s) of Delivery and Acceptance, executed under this Lease Agreement herein (each "Lease"). Lessor, at Lessor's sole discretion, may elect the execution of Supplement for lease after the execution of its Certificate(s) of Delivery and Acceptance for same lease attached to Lease Agreement, under terms and conditions set forth hereto.

2. WARRANTIES. LESSOR HAS NOT MADE AND SPECIFICALLY DECLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE QUALITY OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor will not be liable for any loss, cost or damage to Lessee or others arising from defects, negligence, delays, failure of delivery, interference with any patent, trademark, copyright or other intellectual property right or nonperformance of the Equipment.

Lessee warrants to Lessor that; (a) the Lessee is in good standing under applicable State law; (b) the person(s) executing this Lease Agreement and any resulting Supplement(s) or Certificate(s) of Delivery and Acceptance document on behalf of the Lessee shall be an authorized representative empowered to bind the Lessee. The Lessee shall provide executed Certificate(s) of Incumbency evidencing authorization if so requested by Lessor and; (c) this Lease Agreement does not violate any other agreement(s) binding the Lessee.

3. TERM AND RENT. The Equipment will commence for lease rental on the date(s) designated by Lessor (the "Acceptance Date") and in the amount(s) as set forth in the Lease Certificate(s) of Delivery and Acceptance attached hereto and the lease term will commence on the first day of the following month after the last acceptance date of the lease. Upon the lease term commencement the lease will continue throughout the set forth minimum lease term and Lessee will have a minimum obligation for rental payments as set forth hereto from lease rental commencement throughout the minimum lease term. Lessee agrees to lease finance all upgrades, additions and all replacement equipment of the Equipment with Lessor, at Lessor's sole discretion, or at a mutually agreed upon rate. Lessee will pay all rental payments, in advance, on the date(s) specified by Lessor in a notice(s) to Lessee. Any attached lease as set forth herein is a noncancelable lease and cannot be cancelled under any condition or circumstance by Lessee during the minimum term hereof. All leases shall be automatically renewed for the sum as set forth hereto and under the terms and conditions as set forth herein for one (1) year at the expiration of the minimum term and at the expiration of any renewal term thereafter, unless Lessor or Lessee shall notify the other of its intent not to renew the lease which notice shall be given in writing at least one hundred eighty (180) days prior to the expiration of the minimum term or the renewal term.

4. PURCHASE ORDERS AND EQUIPMENT ACCEPTANCE. Lessee agrees that; (a) Lessor has not selected, manufactured, sold or supplied any of the Equipment, its supplies, service(s) or software; (b) Lessee has selected all of the Equipment, its supplies, service(s), software and all other items; (c) Lessee is responsible for all shipping costs and Equipment installation and deinstallation charges; (d) Lessor is purchasing the Equipment solely in connection with this lease and; (e) Lessee has received a copy of and unconditionally approved the purchase orders/contracts and all services for the Equipment. Lessor hereby notifies Lessee that Lessee may have rights under such purchase orders/contracts and all services and advises Lessee to contact such suppliers for a description of any such rights. Lessor hereby assigns to Lessee the benefit of any assignable manufacturer's or suppliers warranties.

LESSEE AGREES THAT AS OF THE ACCEPTANCE DATE AS SET FORTH BY LESSOR; (A) LESSEE HAS RECEIVED AND INSPECTED THE EQUIPMENT; (B) THE EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH THE PURCHASE ORDERS/CONTRACTS AND ALL SERVICES; (C) LESSEE IRREVOCABLY ACCEPTS THE EQUIPMENT FOR PURPOSES OF THIS LEASE AGREEMENT "AS-IS, WHERE-IS, WITH ALL FAULTS" AND; (D) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

LESSOR:  CLG, INC.                     LESSEE: IWL COMMUNICATIONS, INC.
   3001 SPRING FOREST ROAD
   RALEIGH, NC 27604
   PHONE NO: (919) 872-7920
   FAX NO: (919) 876-1652

By:  /s/  EDWIN J. LEE     2/9/97      By:  /s/  RICHARD H. ROBERSON  11/8/96
   ------------------------------         -----------------------------------
Authorized Signature       Date        Authorized Signature           Date

EDWIN J. LEE                           RICHARD H. ROBERSON
---------------------------------      --------------------------------------
Name                                   Name

PRESIDENT AND CHIEF OPERATING
 OFFICER                               CFO
---------------------------------      --------------------------------------
Title                                  Title

THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.
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REGARDLESS OF ANY PRIOR, PRESENT OR FUTURE ORAL AGREEMENT OR COURSE OF
DEALING, LESSEE AGREES THAT NO TERM OR CONDITION OF THIS LEASE AGREEMENT MAY BE AMENDED, MODIFIED, WAIVED, DISCHARGED, RESCINDED OR TERMINATED EXCEPT BY A WRITTEN DOCUMENT SIGNED BY LESSOR AND LESSEE, that Lessee has authorized Lessor to fill in the Acceptance Date and the serial numbers of any Equipment, LEASE IS VALID UPON AUTHORIZED SIGNATURE OF A CLG,INC. OFFICER.

By:      /s/  EDWIN J. LEE
         President and Chief Operating Officer
   --------------------------------------------
   Authorized Signature/CLG, Inc.
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                             PERSONAL GUARANTY
                      (Invalid as Corporate Guaranty)

To induce Lessor to enter into the within lease, the undersigned, jointly and severally, unconditionally guarantees to Lessor the prompt payment when due of all of Lessee's obligations to Lessor under this Lease Agreement. This is an absolute and unconditional guarantee of all payments due under this Lease Agreement and not of collection. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. The undersigned agrees to pay all attorney's fees and all other expenses incurred by Lessor by reason of default by the Lessee or the undersigned. The undersigned waives notice of acceptance hereof and of all other notices, legal action(s) or demands of any kind of which the undersigned may be entitled. The undersigned consents to all terms and conditions set forth in Lease Agreement, attached Supplement(s), Certificate(s) of Delivery and Acceptance or any other attached document(s), any lease extensions or modification(s) granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors hereunder. This guaranty shall bind the heirs, administrators, representatives, successors and assigns of the undersigned and may be enforced by or for the benefit of any assignee, or successor of Lessor as specified; SECTION 14. The undersigned consents to jurisdiction, as specified; SECTION 21, of any Federal or State Court, located in the Eastern District, North Carolina, with respect to any legal action commenced hereunder. All disputes will be settled in the courts of the Eastern District, North Carolina. The undersigned expressly waives any right to a trial by jury. As used in the Lease Agreement, the term "Lessee" also includes any guarantor of all Lessee's obligations hereunder. IN THE EVENT ORIGINAL EQUIPMENT COST OF CUMULATIVE LEASES HERETO EXCEEDS TWO HUNDRED
THOUSAND ($200,000) DOLLARS, GUARANTOR AGREES TO EXECUTE ATTACHMENT PG ("PG")
OF THIS LEASE AGREEMENT provided by and to the satisfaction of Lessor.
Execution of PG voids, in whole, PERSONAL GUARANTY herein.


---------------------------------      --------------------------------------
Guarantor Signature          Date      Guarantor Signature               Date
(No Title)                             (No Title)

---------------------------------      --------------------------------------
      Guarantor Name                                 Guarantor Name

                (CORPORATE GUARANTY - SEE ATTACHMENT CG)
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

                    ADDITIONAL TERMS AND CONDITIONS

5. ADVANCE PAYMENT. Any Advance Payments set forth in Certificate(s) of Delivery and Acceptance shall be held as security for the performance of the lease contained hereto. Lessor may apply Advance Payment to cure any default under this Lease Agreement.

6. UNCONDITIONAL LEASE. Lessee's obligation to pay all rent and other amounts under this Lease Agreement is ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES WHATSOEVER and shall not be affected by any defect in condition, design, or operation of the Equipment, any lack of maintenance or service for any Equipment, its supplies or software, or any setoff, counterclaim, defense or reduction which Lessee may have against Lessor or any other party.

7. OWNERSHIP OF EQUIPMENT. Lessor shall at all times retain title to the Equipment. Lessee will defend Lessor's title to the Equipment and will keep it free and clear of any and all claims, liens and encumbrances. Lessee will obtain and maintain all required, customary or appropriate licenses, titles, registrations and permits reflecting Lessor as owner.

8. CARE, USE AND LOCATION. During the entire term of lease and at Lessee's sole expense, Lessee shall keep and maintain the Equipment by the original manufacturer or shall keep and maintain the Equipment, per original manufacturer's maintenance specifications by a maintenance concern approved by the original manufacturer, in like new operating condition, repair, and appearance. Lessee shall use the Equipment in the regular course of its business, and shall comply with all laws and regulations relating to the Equipment. Lessee will not modify the Equipment unless in accordance with a recommendation by the manufacturer, without the prior written approval of Lessor. All alterations, additions and replacements become the property of Lessor. The Equipment shall always be deemed personal property of the Lessor. Lessee shall keep the Equipment at the location shown hereto and shall not remove the Equipment under any condition or circumstance without Lessor's written approval. Lessor, assignee or representative of Lessor shall have the right to enter Lessee's premises at reasonable times to inspect the Equipment.

9. TAXES. Lessee will pay all excise taxes, sales and use taxes, personal property taxes and all other taxes and charges which may be imposed by any governmental entity during the term of any lease under this Lease Agreement arising from the acquisition, use, ownership or leasing of the Equipment whether due before or after termination of any lease under Lease Agreement. Lessor shall file personal property tax returns with respect to the Equipment, Lessee shall pay to Lessor, in advance and at the time(s) required by Lessor, the taxes which Lessor anticipates will be due during the year.

10. INSURANCE. Lessee shall provide and maintain from insurance companies satisfactory to Lessor (a) property damage insurance against loss, fire, theft, damage or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor and (b) comprehensive general all-risk liability insurance including without limitation, product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement or its equivalent, against any and all loss of liability for all damages, either to persons or property, or otherwise, which might result, or happen in connection with the condition, use or operation of the Equipment, with such limits as are satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and Lessor's assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be cancelled or modified without 60 days prior written notice to Lessor. As to each policy, Lessee shall immediately furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this SECTION 10 ("Valid Evidence"). Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. The insurance proceeds shall be the sole property of Lessor, and shall be used by Lessor for the repair or replacement of the Equipment, or if Lessee is in default under the terms of the Lease Agreement toward any payment of Lessee's obligations to Lessor. In the event Lessee fails to procure the insurance required above prior to the commencement of this Lease or if Lessee fails to provide valid evidence, or in the event Lessee fails to maintain the required insurance after the commencement date of this Lease, Lessor may, but will not be required to, and without notice to Lessee, purchase such insurance and add the cost, including customary charges or fees associated with the placement, maintenance or service of such insurance (collectively "Insurance Charge"), to the next monthly rental payment to become due hereunder. Lessor may terminate or allow to lapse any coverage obtained by Lessor without having any liability to Lessee. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make a claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss, theft, damage or destruction to the Equipment under any property insurance.

11. INDEMNITY. Lessee will indemnify and defend Lessor, its affiliates, their officers, agents and employees, assigns, successors, heirs and personal representatives of Lessor against all loss, liability and expense, including, without limitation, all attorney's fees (including costs of a successful defense) from claims for negligence, tort, strict liability, bodily injury, including death or property damage or for any alleged violation of rights of others, including contract, patent, trademark, copyright or intellectual property rights or for any alleged violation of any law, ordinance, rule, regulation, decree, or otherwise arising from or in any way related to the Equipment, supplies, software, Lease Agreement, lease or otherwise, including, without limitation, the ownership, operation, manufacturing, maintenance or services of the Equipment. This provision shall survive expiration, assignment or termination of any lease under Lease Agreement.

12. LOSS OR DAMAGE. Lessee shall bear all the risks of loss of and damage to the Equipment from any cause and the occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of such loss or damage, Lessee shall immediately notify the Lessor in writing and, at the election of Lessor, shall; (a) place the same in like new condition and working order, certified for original manufacturer's maintenance and deliver to Lessor written confirmation or; (b) replace the same with like equipment in like new condition and working order, certified for original manufacturer's maintenance, free and clear of encumbrances and deliver to Lessor written confirmation, a bill of sale and serial number(s) conveying the replacement equipment to Lessor.

13. FEES, COLLECTION EXPENSES AND LATE CHARGES. Lessee shall also pay to Lessor with the first rental payment an administration fee of one hundred dollars ($100.00). If any amount payable herein is not paid when due, Lessor may elect for the Lessee to pay any or all amounts hereunder with respect to each overdue payment on demand; (a) any collection agency fees and expenses plus; (b) a late payment service fee equal to the greater of fifteen dollars ($15.00) or ten percent (10%) of the late payment (but not to exceed $50.00), which is a reasonable approximation of the internal costs that Lessor will incur as a result of Lessee's delay in payment plus; (c) interest at a minimum of eighteen percent (18%) per annum (but not to exceed the highest rate permitted by law) ("Late Charge Rate") on such overdue payment for the period for which it is overdue. If Lessee fails to make any payment of any lease under this Lease Agreement or perform any of its other agreements in this Lease Agreement (including, without limitation, its agreement to provide insurance coverage and valid evidence as stated herein), Lessor may make such payment or perform such agreement and the amount of such payment and the expense of Lessor shall be additional rent, payable by Lessee on demand. Lessee shall pay to Lessor a fee of one hundred dollars ($100.00) for each check returned to Lessor unpaid in addition to any other fee provided for herein for a delinquent payment.

14.  ASSIGNMENT.  LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY; (A) ASSIGN, SELL
OR OTHERWISE DISPOSE OF ANY LEASE UNDER LEASE AGREEMENT OR ANY INTEREST THEREIN OR THE EQUIPMENT OR ANY PART THEREOF OR; (B) SUBLEASE, CREATE, GRANT, ASSUME OR ALLOW TO EXIST ANY LIEN OR OTHER CLAIM TO THE EQUIPMENT OR ANY PART HEREOF. Lessor, any assignee or representative of Lessor, may sell or grant a security interest in all or any part of Lessor's rights, obligations, title or interest in the Equipment and any lease under Lease Agreement or any amount payable under this Lease Agreement or the Lease Agreement to any entity (a "Transferee") and in such event the transferee shall have all of the rights, powers and remedies of Lessor hereunder. Lessee shall execute all documentation deemed necessary by Lessor, any assignee or transferee of Lessor for said assignment. Lessee agrees that after written notice by Lessor of any such assignment, Lessee shall pay all rent payable by Lessee hereunder to such assignee or transferee, and agrees to make all such payments of rent to such assignee or transferee whether or not any lease under Lease Agreement or the Lease Agreement is terminated by operation of law, any act of the parties or otherwise. Lessee will not (a) assert against any such assignee or transferee, any claims by way of abatement, defense, setoff, counterclaim, recoupment or otherwise which Lessee may have, (b) look to such assignee or transferee to perform any of Lessor's obligations hereunder or (c) terminate or attempt to terminate any lease under Lease Agreement on account of any default by Lessor. Lessee acknowledges that any such transfer transaction will not materially increase or change its obligations, burdens, duties or risks under this Lease Agreement. This Lease Agreement and its leases shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto and the heirs, executors and administrators of the Lessee, if an individual, always providing that nothing in this paragraph contained shall impair any of the provisions hereinbefore set forth inhibiting assignment without written approval of Lessor.

15. DEFAULT. Any of the following events or conditions shall constitute an event of default hereunder; (a) Lessee fails to pay any rental or any other payment hereunder when due; (b) Lessee fails to perform any covenant, in part or whole, herein; (c) Lessee becomes insolvent or makes an assignment for the benefit of creditors or ceases doing business as a going concern; (d) a receiver, trustee, conservator, or liquidator of Lessee is appointed with or without the application or approval of Lessee; (e) the filing by or against Lessee of a petition under the Bankruptcy Code of any Amendment thereto; or under any other insolvency law or laws providing for, but not limited to, the relief of Debtors or; (f) any representation or statement made or furnished to Lessor by or on behalf of Lessee which could prove to have been false, misleading or have a material effect on Lessee in any respect when made or furnished; (g) liquidate, dissolve or suspend business; (h) sell, transfer or otherwise dispose of all or a majority of its assets, except that Lessee may sell its inventory in the ordinary course of its business; (i) enter into any merger, consolidation or similar reorganization unless it is the surviving corporation; (j) transfer all or any substantial part of its operations or assets outside of the United States of America; or (k) without 30 days advance written notice to Lessor, change its name or chief place of business. Lessee shall at all times maintain a tangible net worth which is no less than the greater of 49% of its tangible net worth as of the date of the Lease Agreement or 49% of its highest tangible net worth thereafter. As used in this
SECTION 15, the term "Lessee" also includes any guarantor of all of Lessee's obligations hereunder.

16. REMEDIES. If any event of default exists, Lessor, at Lessor's sole discretion, may, at any time, do one or more of the following in any order and Lessee shall perform its obligations imposed immediately thereby; (a) Lessor may require Lessee to return any or all Equipment executed under this Lease Agreement within a minimum of ten (10) days; (b) Lessor or its agent may repossess any or all Equipment wherever found; (c) Lessor may sell any or all Equipment at public or private sale, with or without advertisement or publication, may re-lease or otherwise dispose of it or may use, hold or keep it; (d) Lessor may require Lessee to pay to Lessor on a date specified by Lessor, with respect to any or all Equipment (i) all accrued and unpaid rent, late charges and other amounts due under this Lease Agreement on or before such date specified by Lessor plus (ii) the present value, discounted in advance at two percent (2%) per annum, of the remaining rents through the end of the lease term and all other amounts payable under this Lease Agreement plus (iii) the anticipated market value of the Equipment as determined by Lessor ("Stipulated Loss Value") as liquidated damages for loss of the bargain and not as a penalty plus (iv) interest at the Late Charge Rate on the total of the foregoing; (e) Lessee shall immediately pay all costs, expenses, damages and loss of reasonable profits incurred by Lessor because of the event of default or its actions under this section, including, without limitation, any collection agency and attorney's fees and expenses and; (f) Lessor may terminate this Lease Agreement and all its leases, may sue to enforce Lessee's performance of its obligation under this Lease Agreement and may exercise any other right or remedy then available to Lessor at law or in equity. Lessor is not required to take any legal process or give Lessee any notice before exercising any of the above remedies. Lessee expressly waives all rights to Lessor notice prior to exercising such remedies and pursue any and all legal action(s) against Lessor. None of the above remedies is exclusive, but each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of one or more remedies shall not preclude its exercise of any other remedy at any time. No delay or failure on the part of Lessor to exercise any right hereunder shall operate as a waiver thereof nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right at any future and all Lessor's rights and remedies contained herein shall survive the termination of Lease Agreement and any attached lease(s) hereto. Lessor shall not be required to sell, re-lease or otherwise dispose of any Equipment prior to Lessor enforcing any of the remedies described above. Lessor may sell or re-lease the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except, at Lessor's sole discretion, as provided below. If Lessor actually sells or re-leases the Equipment, Lessor, at its sole discretion, may elect to credit the net proceeds of any sale of the Equipment, or the net present value (discounted at the rate of eighteen percent (18%) per annum) of the rents payable under any new lease of the Equipment, against and up to (but not exceeding) the Stipulated Loss Value of the Equipment and any other amounts Lessee owes Lessor, or may elect to reimburse Lessee for and up to (but not exceeding) such amount after deducting the costs, expenses and reasonable profits described in above "(e)." Lessor may credit excess net proceeds against any short fall (residual position) in the lease (future valued at eighteen percent (18%) from the lease commencement date) before stated election of any reimbursement(s) to Lessee. If Lessor elects in writing to sell or re-lease any Equipment, it may similarly elect to credit or reimburse Lessee for Lessor's reasonable estimate of such Equipment's market value.

17. RETURN OF EQUIPMENT. Upon lease term expiration, at Lessee's sole expense, Lessee shall; (a) immediately return the Equipment to Lessor, in like new condition, including, without limitation, certified for maintenance by the original manufacturer, all owner's manuals and Equipment cables, to a location designated by Lessor; (b) bear all expenses incurred by Lessor to bring the Equipment to such like new condition, as set forth and Lessee agrees to immediately pay Lessor for such expenses incurred upon written notice by Lessor;
(c) agree that all shortfall positions (residual position) taken in soft costs and the lease by Lessor, including, without limitation, (i) system software,
(ii) application software, (iii) installation, (iv) maintenance and (v) fees, shall be immediately paid by Lessee, future valued at eighteen percent (18%) from lease rental commencement until termination of the lease, upon written notice by Lessor, and; (d) agree to lease finance any lease term extensions, and all replacement equipment with Lessor, at Lessor's sole discretion, or at a mutually agreed upon rate; (e) purchase Equipment. In the event Lessee elects to purchase Equipment, Lessor will provide a market value of the Equipment for Lessee's option to purchase in its entirety as owner. Should Lessee not return or purchase the Equipment, Lessee shall continue to pay rent to Lessor as specified; SECTION 3.

18. UCC FILINGS AND FINANCIAL STATEMENTS. Lessor and Lessee agree that a reproduction of this Lease Agreement and its attaches may be filed as a financing statement and shall be sufficient as a financing statement under the Uniform Commercial Code. Lessee hereby ratifies all action of the Lessor in executing and filing financing statements prior to the execution of this Lease Agreement. Lessee shall execute or obtain or deliver to Lessor, upon Lessor's request, such other documents as Lessor deems necessary or advisable for the protection or perfection of this Lease Agreement and its attaches and Lessor's rights hereunder and shall pay all costs incident thereto. Lessee authorizes Lessor to insert in this Lease Agreement and its attaches, in any filings, the serial number(s) of all the leased Equipment, and irrevocably appoints Lessor as Lessee's attorney-in-fact to sign any such filings. Lessee shall make available to the Lessor all financial statements and tax returns upon request. At a minimum, Lessee agrees to provide Lessor such statements during any lease term attached hereto.

19. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL, COMPLETE, AND ENTIRE AGREEMENT BETWEEN THE PARTIES. THERE ARE NO ORAL OR WRITTEN AGREEMENTS
OR UNDERSTANDINGS AFFECTING THIS LEASE AGREEMENT, THE LEASE OR EQUIPMENT. No manufacturer, vendor or supplier or software manufacturer, vendor or supplier is the agent of Lessor. Any representation, warranty or agreement made by a manufacturer, vendor or supplier or software manufacturer, vendor or supplier or their employees, sales representatives or agents shall not be binding on Lessor. Lessee shall look solely to manufacturer, vendor or supplier or software manufacturer, vendor or supplier for all claims arising under its performance; that Lessor makes no expressed or implied warranties or representations whatsoever, including warranties of merchantability or fitness for a particular purpose, concerning said performance or the obligations thereunder, and that Lessee shall continue to pay Lessor all monthly rental charges and perform all other obligations of Lessee under this Lease Agreement without asserting any setoff, counterclaims, or other defense for any reason whatsoever, including without limitation, the failure of manufacturer, vendor or supplier or software manufacturer, vendor or supplier to perform its obligations; and Lessee shall not attempt to terminate this Lease Agreement or its leases under any condition or circumstance for a default or non performance by manufacturer, vendor or supplier or software manufacturer, vendor or supplier.

20. MISCELLANEOUS. In the event any provision, in part or whole, hereof shall be invalid or unenforceable, the remaining provision(s), in part or whole, hereof shall remain and survive in full force and effect. The provisions of this Lease Agreement shall be binding upon and shall inure to the benefit of the permitted assigns, transfers, successors, heirs and personal representatives of Lessor and Lessee. Lessor shall not be liable to Lessee for any direct, indirect, consequential, special or other damages for any reason whatsoever. If this Lease Agreement or any lease hereunder is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of the Lessee's obligations under this Lease Agreement. In the event(s) unauthorized party(s) execute signature authority or represents as the Lessee in action, commitment, deed or otherwise such event(s) shall be deemed unconditionally binding as being authorized by Lessee and Lessee herein as set forth; SECTION 2 shall be liable and such event(s) shall be enforceable by Lessor, at Lessor's sole discretion, under the terms of this Lease Agreement and attaches hereto unless otherwise specified by Lessor in writing.

21. JURISDICTION. This Lease Agreement shall be binding when accepted in writing by the Lessor in the State of North Carolina and shall be deemed to have been made in the Eastern District, North Carolina. The interpretation, construction and validity of this Lease Agreement shall be governed by the laws of the State of North Carolina, where Lessor has its principal place of business, where the lease is accepted and executed by Lessor, and where payments are to be made by Lessee unless otherwise specified by Lessor. Lessee hereby voluntarily consents to the jurisdiction of any Federal or State Court, located in the Eastern District, North Carolina with respect to any legal action commenced hereunder. Lessee expressly waives any right to a trial by jury.

22. STATEMENT OF PURPOSE. Lessee hereby warrants and represents that all leased Equipment under this Lease Agreement will be used for business purposes and not for personal, family or household purposes and Lessee acknowledges that Lessor has relied upon this representation entering into this Lease Agreement.

[LOGO]                            SUPPLEMENT
                                       #1

                              Lease Agreement # _______________ Dated: 11/8/96


T.A. #5400110
     ----------

             Equipment             Model       Equipment
     Qty.      Type                Number      Description
     ---     ---------             ------      -----------

LOCATION - 4311 FM ROAD 2351, FRIENDSWOOD, TX 77546

     1    TELESTAR BASE UNIT
     4    T1 LINE CARDS
     1    ISDN CARD
     4    STANDARD I/O MODULES
     4    LC SW LICENSE FEE
     2    MFDSP CARD
     2    VRAS SIMM MODULE
     4    C31 MODULE
     1    ISDN S/W FEATURE
     1    REDUNDANT PC VERSION
     2    CRAFT WORKSTATIONS









THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

LESSOR:   CLG, Inc.                            LESSEE:  IWL Communications, Inc.

By:  /s/ EDWIN J. LEE                          By:   /s/ RICHARD H. ROBERSON
     ---------------------------------------         -----------------------------------

Name:  Edwin J. Lee                            Name:  Richard H. Roberson
     ---------------------------------------         -----------------------------------

Title: President and Chief Operating Officer   Title: CFO
     ---------------------------------------         -----------------------------------

Date:  2/9/97                                  Date:  11/8/96
     ---------------------------------------         ------------------------------------

[LOGO]              CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                       #1

                                          Lease Agreement #____________________
T.A. #5400110
     ----------                           Supplement #1

             Equipment             Model       Equipment        Serial
     Qty.      Type                Number      Description      Number
     ---     ---------             ------      -----------      ------

LOCATION - 4311 FM ROAD 2351, FRIENDSWOOD, TX 77546

     1    TELESTAR BASE UNIT
     4    T1 LINE CARDS
     1    ISDN CARD
     4    STANDARD I/O MODULES
     4    LC SW LICENSE FEE
     2    MFDSP CARD
     2    VRAS SIMM MODULE
     4    C31 MODULE
     1    ISDN S/W FEATURE
     1    REDUNDANT PC VERSION
     2    CRAFT WORKSTATIONS




THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

Lease Term:   60 Months                     Stipulated Loss Value:  $620,270.22

Total Monthly Rental:  $11,446.81 + Tax     Acceptance Date  12/15/96
                                            (Specified by Lessor)

Security Deposit Equal To:  $22,893.61      LESSOR Initials:    EJL
                                                            -------------

This equipment and items listed above (the "Equipment") have been delivered, inspected, found satisfactory and are accepted by Lessee for all purposes as stated in the terms and conditions set forth in Lease Agreement #__________, Dated 11/8/96, with the lease commencing for this attachment on the acceptance date as specified by Lessor. The lease term commencement will be the first day of the following month after the last acceptance date for all rental Equipment on the above Supplement Number.

Upon execution by Lessee, the Equipment listed above will be included in the above stated Lease Agreement and all terms and conditions of Lease Agreement shall apply. The Lessee is committed to the above payment from the lease rental commencement throughout the above stated lease term.

LESSOR:   CLG, Inc.                            LESSEE:  IWL Communications, Inc.

By:  /s/ EDWIN J. LEE                          By:   /s/ RICHARD H. ROBERSON
     ---------------------------------------         -----------------------------------

Name:  Edwin J. Lee                            Name:  Richard H. Roberson
     ---------------------------------------         -----------------------------------

Title: President and Chief Operating Officer   Title: CFO
     ---------------------------------------         -----------------------------------

Date:  2/9/97                                  Date:  11/8/96
     ---------------------------------------         ------------------------------------

[LOGO]                            SUPPLEMENT
                                       #2

                              Lease Agreement # _______________ Dated: 11/8/96

T.A. #5400111
     ----------

             Equipment             Model       Equipment
     Qty.      Type                Number      Description
     ---     ---------             ------      -----------

LOCATION - 4311 FM ROAD 2351, FRIENDSWOOD, TX 77546

     1    SUPPORT AND MAINTENANCE FOR NEXUS AND TELESTAR BASE UNIT






THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

LESSOR:   CLG, Inc.                            LESSEE:  IWL Communications, Inc.

By:  /s/ EDWIN J. LEE                          By:   /s/ RICHARD H. ROBERSON
     ---------------------------------------         -----------------------------------

Name:  Edwin J. Lee                            Name:  Richard H. Roberson
     ---------------------------------------         -----------------------------------

Title: President and Chief Operating Officer   Title: CFO
     ---------------------------------------         -----------------------------------

Date:  2/9/97                                  Date:  11/8/96
     ---------------------------------------         ------------------------------------

[LOGO]              CERTIFICATE OF DELIVERY AND ACCEPTANCE

                                       #1

                                          Lease Agreement #____________________
T.A. #5400111
     ----------                           Supplement #2


             Equipment             Model       Equipment        Serial
     Qty.      Type                Number      Description      Number
     ---     ---------             ------      -----------      ------


LOCATION - 4311 FM ROAD 2351, FRIENDSWOOD, TX 77546

     1    SUPPORT AND MAINTENANCE FOR NEXUS AND TELESTAR BASE UNIT





THIS IS COUNTERPART NO. 2 OF 2 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

Lease Term:   24 Months                     Stipulated Loss Value:  $56,435.50

Total Monthly Rental:  $2,294.21 + Tax      Acceptance Date  12/15/96
                                            (Specified by Lessor)

Security Deposit Equal To:  $4,588.42       LESSOR Initials:    EJL
                                                            -------------

This equipment and items listed above (the "Equipment") have been delivered, inspected, found satisfactory and are accepted by Lessee for all purposes as stated in the terms and conditions set forth in Lease Agreement #__________, Dated 11/8/96, with the lease commencing for this attachment on the acceptance date as specified by Lessor. The lease term commencement will be the first day of the following month after the last acceptance date for all rental Equipment on the above stated Supplement Number.

Upon execution by Lessee, the Equipment listed above will be included in the above stated Lease Agreement and all terms and conditions of Lease Agreement shall apply. The Lessee is committed to the above payment from the lease rental commencement throughout the above stated lease term.

LESSOR:   CLG, Inc.                            LESSEE:  IWL Communications, Inc.

By:  /s/ EDWIN J. LEE                          By:   /s/ RICHARD H. ROBERSON
     ---------------------------------------         -----------------------------------

Name:  Edwin J. Lee                            Name:  Richard H. Roberson
     ---------------------------------------         -----------------------------------

Title: President and Chief Operating Officer   Title: CFO
     ---------------------------------------         -----------------------------------

Date:  2/9/97                                  Date:  11/8/96
     ---------------------------------------         ------------------------------------